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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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☐ Preliminary Proxy Statement
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☐ Soliciting Material Pursuant to §240.14a-12
WATERPIK TECHNOLOGIES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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        March 21, 2002

Dear Stockholders:

        We are pleased to invite you to attend the 2002 Annual Meeting of Stockholders. The meeting will be held at 9:00 a.m., Pacific Daylight Time on Thursday, April 25, 2002, at The Sutton Place Hotel, 4500 MacArthur Boulevard, Newport Beach California 92660.

        This booklet includes the notice of meeting as well as the Company's proxy statement. Enclosed with this booklet are the following:

  •
  A separate proxy or voting instruction card for each stockholder located at the mailing address to which this booklet has been sent; and

  •
  A separate proxy or voting instruction card return envelope (postage paid if mailed in the U.S.) for each stockholder located at the mailing address to which this booklet has been sent.

        A copy of the Company's Annual Report for 2001 is also enclosed.

        You may consent to receive future annual reports, proxy statements and related proxy materials via the Internet instead of through the mail. If you share an address with another stockholder of the Company, you may also consent to the delivery by mail of a single proxy statement and annual report of the Company to that address. The attached proxy statement provides instruction with regard to each of these matters.

        Please read the proxy statement and vote your shares as soon as possible by completing, signing and returning your proxy or voting instruction card in the enclosed postage-paid envelope. It is important that you vote, whether you own a few or many shares and whether or not you plan to attend the meeting.

        We look forward to seeing as many of you as possible at the 2002 Annual Meeting.

                      Sincerely,

                      Michael P. Hoopis
                       President and Chief Executive Officer

  YOUR VOTE IS IMPORTANT

  PLEASE VOTE AS SOON AS POSSIBLE BY COMPLETING, SIGNING AND DATING YOUR PROXY CARD AND RETURNING IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

WATER PIK TECHNOLOGIES, INC.
 23 Corporate Plaza, Suite 246
Newport Beach, California 92660

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Meeting Date:	April 25, 2002
Time:	9:00 a.m., Pacific Daylight Time
Place:	The Sutton Place Hotel 4500 MacArthur Boulevard Newport Beach, California 92660
Record Date:	March 8, 2002

Agenda

  (1)
  Election of a class of three directors for a three-year term expiring in 2005;

  (2)
  Ratification of the appointment of Ernst & Young LLP as the Company's independent auditors for 2002; and

  (3)
  Transaction of any other business properly brought before the meeting.

Stockholder List

        A list of stockholders entitled to vote will be available at the Annual Meeting and during ordinary business hours for ten days prior to the meeting at our corporate offices, 23 Corporate Plaza, Suite 246, Newport Beach, California 92660, for examination by any stockholder for any legally valid purpose related to the meeting.

Admission to the Meeting

        Stockholders who owned shares of our stock at the close of business on Friday, March 8, 2002, or their authorized representatives by proxy, are entitled to attend and vote at the meeting. If your shares are held through an intermediary such as a broker or a bank, you should present proof of your ownership at the meeting. Proof of ownership could include a proxy from your bank or broker or a copy of your account statement.

                      By order of the Board of Directors,

                      Richard D. Tipton
                       Secretary

Dated: March 21, 2002

PROXY STATEMENT

TABLE OF CONTENTS

i

PROXY STATEMENT FOR
2002 ANNUAL MEETING OF STOCKHOLDERS
To Be Held April 25, 2002

PROXY SOLICITATION AND VOTING INFORMATION

        The enclosed proxy is solicited by the Board of Directors of Water Pik Technologies, Inc., a Delaware corporation, ("Water Pik Technologies," the "Company," "we" or "us") for use in voting at the 2002 Annual Meeting to be held at 9:00 a.m., Pacific Daylight Time on Thursday, April 25, 2002, at The Sutton Place Hotel, 4500 MacArthur Boulevard, Newport Beach, California 92660, and at any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This proxy statement and the proxy are first being mailed to stockholders and made available on the Internet at http://www.waterpik.com on or about March 22, 2002.

Who May Vote?

        If you were a stockholder on the records of the Company at the close of business on March 8, 2002 you may vote at the annual meeting. On that day, there were 12,435,643 shares of our Common Stock outstanding.

How Many Votes Do I Have?

        Each share is entitled to one vote. In order to vote, you must either designate a proxy to vote on your behalf or attend the meeting and vote your shares in person. The Board of Directors requests your proxy so that your shares will count toward a quorum and be voted at the meeting.

How Will The Board Vote My Proxy?

        A properly executed proxy received by the Secretary prior to the meeting, and not revoked, will be voted as directed by the stockholder. If the stockholder provides no specific direction, the shares will be voted FOR the election of the Directors nominated by the Board and FOR the proposal to ratify the appointment of the independent auditors. If any other matter should be presented at the Annual Meeting upon which a vote may properly be taken, the shares represented by the proxy will be voted in accordance with the judgment of the holders of the proxy.

        We have not received timely notice of any stockholder proposals for presentation at the Annual Meeting as required by Section 14(a)-14(c) of the Securities Exchange Act of 1934 or by our certificate of incorporation.

How May I Vote?

        Stockholders may complete, sign, date and return their proxy cards in the postage-paid envelope provided. If you sign, date and return your proxy card without indicating how you want to vote, your proxy will be voted as recommended by the Board of Directors.

How Can I Revoke My Proxy?

        You may change your mind and revoke your proxy at any time before it is voted at the meeting by:

  •
  sending a written notice to revoke your proxy to the Secretary of the Company;

  •
  transmitting a proxy by mail at a later date than your prior proxy; or

  •
  attending the Annual Meeting and voting in person or by proxy (except for shares held in the employee benefit plans described below).

Voting by Employee Benefit Plan Participants

        Participants who hold Common Stock in one of the Company's defined contribution savings or retirement or stock ownership plans may tell the plan trustee how to vote the shares of Common Stock allocated to their accounts. You may sign and return the voting instruction card provided by the plan. If you do not transmit instructions, your shares will be voted as the plan administrator directs or as otherwise provided in the plan.

Voting Shares Held by Brokers, Banks and Other Nominees

        If you hold your shares in a broker, bank or other nominee account, you are a "beneficial owner" of Company Common Stock. In order to vote your shares, you must give voting instructions to your bank, broker or other intermediary who is the "nominee holder" of your shares. The Company asks brokers, banks and other nominee holders to obtain voting instructions from the beneficial owners of shares that are registered in the nominee's name. Proxies that are transmitted by nominee holders on behalf of beneficial owners will count toward a quorum and will be voted as instructed by the nominee holder.

Required Vote

        The presence, in person or by proxy, of the holders of a majority of all of the shares of the stock entitled to vote at the Annual Meeting is necessary to constitute a quorum.

        A plurality of the votes cast is required for the election of Directors so that the three individuals who receive the highest number of votes cast will be elected. The affirmative vote of a majority of the votes cast is required to ratify the appointment of the independent auditors. For these purposes, any vote characterized as an abstention is not counted as a vote cast. Broker non-votes, which relate to shares for which nominee holders do not obtain voting instructions from the beneficial holders, are not counted as votes cast.

Cost of Proxy Solicitation

        The Company pays the cost of preparing, assembling and mailing this proxy-soliciting material. We will reimburse banks, brokers and other nominee holders for reasonable expenses they incur in sending these proxy materials to our beneficial stockholders whose stock is registered in the nominee's name.

BOARD COMPOSITION AND PRACTICES

Information and Meetings

        The Board of Directors directs the management of the business and affairs of the Company as provided in the Amended and Restated Bylaws ("Bylaws") of the Company and the laws of the State of Delaware. Members of the Board keep informed about the Company's business through discussions with the senior management and other officers and managers of the Company and its subsidiaries, by reviewing analyses and reports sent to them, and by participating in Board and committee meetings.

        During 2001, the Board held five meetings, and the Board acted four times by unanimous written consent. In 2001, each Director attended at least 75 percent of the meetings of the Board and those committees on which he served.

Number of Directors

        The Board of Directors determines the number of Directors. The Board currently consists of 7 members. Except as otherwise required under the Company's Bylaws, the Board shall consist of not less than 4 and not more than 10 members.

Director Terms

        The Directors are divided into three classes and the Directors in each class serve for a three-year term. The term of one class of Directors expires each year at the annual meeting of stockholders. The Board may fill a vacancy by electing a new Director to the same class as the Director being replaced. The Board may also create a new Director position in any class and elect a Director to hold the newly created position until the term of the class expires.

Spin-Off Requirements

        In connection with our spin-off in November 1999 from Allegheny Teledyne Incorporated, presently known as Allegheny Technologies Incorporated ("ATI"), we agreed (and our Bylaws provide) that, until our Annual Meeting of Stockholders in 2002, at least a majority of our Board of Directors must also be Directors of ATI.

PROPOSAL ONE — ELECTION OF DIRECTORS

        The Board of Directors has nominated for election this year the class of three incumbent Directors whose terms expire at the 2002 Annual Meeting.

        The three-year term of the class of Directors nominated this year will expire at the 2005 Annual Meeting. The three individuals who receive the highest number of votes cast will be elected.

        If you sign and return your proxy card, the individuals named as proxies in the card will vote your shares for the election of the three nominees named below unless you provide other instructions. You may withhold authority for the proxies to vote your shares on any or all of the nominees by following the instructions on your proxy card. If a nominee becomes unable to serve, the proxies will vote for a Board-designated substitute or the Board may reduce the number of Directors. The Board of Directors has no reason to believe that any nominee will be unable to serve.

        THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THESE NOMINEES FOR ELECTION AS DIRECTORS.

Nominees for Directors with Terms Expiring at the 2005 Annual Meeting (Class III)
Robert P. Bozzone Age 68 Director since 1999
Mr. Bozzone has served as Chairman of the Board of Directors of Allegheny Technologies Incorporated, formerly known as Allegheny Teledyne Incorporated ("ATI"), since December 2000 and also served as Chief Executive Officer and President of ATI from December 2000 through June 2001 and as Vice Chairman of the Board of Directors of ATI from August 1996 to December 2000. Mr. Bozzone served as Vice Chairman of Allegheny Ludlum Corporation from August 1994 to August 1996. Mr. Bozzone previously was President and Chief Executive Officer of Allegheny Ludlum Corporation. In addition to serving as Chairman of the Board of Directors of ATI, Mr. Bozzone is a Director of Teledyne Technologies Incorporated and DQE, Inc., whose principal subsidiary is Duquesne Light Company. Mr. Bozzone serves as the non-executive Chairman of our Board of Directors.
W. Craig McClelland Age 67 Director since 1999
Mr. McClelland served as Chairman and Chief Executive Officer of Union Camp Corporation, a manufacturer of paper products, from July 1994 until his retirement in June 1999. Prior to that time, he served as President and Chief Operating Officer of Union Camp. He is also a Director of Allegheny Technologies Incorporated, International Paper Corporation and The PNC Financial Services Group, Inc.

F. Peter Cuneo Age 57 Director since 2001
Mr. Cuneo has served as the President and Chief Executive Officer of Marvel Enterprises, Inc. since July, 1999. From September 1998 to July 1999, Mr. Cuneo served as Managing Director of Cortec Group Inc., a private equity fund. From February 1997 to September 1998, Mr. Cuneo was Chairman of Cuneo & Co., L.L.C., a private investment firm. From May 1996 to February 1997, Mr. Cuneo was President, Chief Executive Officer and a Director of Remington Products Company, L.L.C., a manufacturer and marketer of personal care appliances. From May 1993 to May 1996, he was President and Chief Operating Officer at Remington. He is also a Director of Marvel Enterprises, Inc.
Continuing Class II Directors — Present Term Expires in 2004
Michael P. Hoopis Age 51 Director since 1999
Mr. Hoopis has served as President and Chief Executive Officer of the Company since August 1999 and as President and Chief Executive Officer of the Consumer Product segment of ATI from October 1998 to August 1999. Prior to that time, Mr. Hoopis was affiliated with The Black & Decker Corporation in various executive positions, including as President, Worldwide Household Products and as Executive Vice President from 1996 to 1998; President, Price Pfister, Inc. from 1992 to 1996; President, Kwikset Corporation from 1991 to 1992; and Vice President of Manufacturing, U.S. Household Products from 1989 to 1991. Mr. Hoopis is a Director of Meade Instruments Corp., a designer and distributor of telescopes and related accessories.
William G. Ouchi, Age 58 Director since 1999
Mr. Ouchi is the Sanford and Betty Sigoloff Professor in Corporate Renewal at the Anderson Graduate School of Management, University of California at Los Angeles ("UCLA") and has held that position since 1998. Mr. Ouchi also held the position of Vice Dean for Executive Education at the Anderson Graduate School of Management, UCLA from July 1, 1995 to June 30, 2000. He is also a Director of Allegheny Technologies Incorporated, FirstFed Financial Corp., and Sempra Energy.
Continuing Class I Director — Present Term Expires in 2003
Charles J. Queenan, Jr. Age 71 Director since 1999
Mr. Queenan is Senior Counsel to Kirkpatrick & Lockhart LLP, attorneys-at-law. Prior to January 1996, he was a partner of that firm. Mr. Queenan is also a Director of Allegheny Technologies Incorporated, Teledyne Technologies Incorporated and Crane Co.
Retiring Class I Director
James E. Rohr Age 53 Director since 1999
Mr. Rohr, a Class I Director elected by stockholders at the 2000 Annual Meeting of Stockholders and whose present term expires in 2003, has notified us that he will retire from our Board of Directors, effective April 25, 2002, due to time constraints imposed by his primary employment and other commitments. The Company will reduce the size of the Board to 6 members at that time. Mr. Rohr has been President of The PNC Financial Services Group, Inc. ("PNC") since 1992. He assumed the additional titles of Chief Executive Officer in May 2000 and Chairman of the Board in May 2001. Mr. Rohr also held the position of Chief Operating Officer of PNC from April 1998 to May 2000. He is also a Director of PNC, Allegheny Technologies Incorporated, BlackRock, Inc. and Equitable Resources, Inc.

COMMITTEES OF THE BOARD OF DIRECTORS

Standing Committees

        The Board has three standing committees: a Committee on Governance, a Personnel and Compensation Committee with a Stock Incentive Award Subcommittee, and an Audit and Finance Committee. The Board does not have a nominating committee, although the Committee on Governance performs certain similar functions as noted below under "Committee on Governance." The committee functions, committee members and number of meetings held during 2001 are identified below.

Committee on Governance

        The Committee on Governance consists of Messrs. R.P. Bozzone, M.P. Hoopis and W.C. McClelland, with Mr. McClelland serving as Chairman. The Committee met one time, and acted by unanimous written consent one time during 2001. The Committee's principal functions include:

  •
  Making recommendations to the Board of Directors with respect to candidates for nomination as new Board members and with respect to incumbent Directors for nomination as continuing Board members.

  •
  Making recommendations to the Board of Directors concerning the memberships of committees of the Board and chairpersons of the respective committees.

  •
  Making recommendations to the Board of Directors with respect to the remuneration paid and benefits provided to members of the Board in connection with their service on the Board and its committees.

  •
  Administering our formal compensation programs for Directors, including the Water Pik Technologies, Inc. 1999 Non-Employee Director Stock Compensation Plan.

  •
  Making recommendations to the Board of Directors concerning the composition, organization and operations of the Board of Directors, including the orientation of new members and the flow of information.

  •
  Evaluating board tenure policies as well as policies covering the retirement or resignation of incumbent Directors.

        The Committee will consider recommendations of nominees from stockholders of the Company that are submitted in accordance with the procedures for nominations set forth under the section entitled "2003 Annual Meeting and Stockholder Proposals" in this proxy statement. In addition, such recommendations should be accompanied by the candidate's name, biographical data and qualifications and a written statement from the individual evidencing his or her consent to be named as a candidate and, if nominated and elected, to serve as a director.

Personnel and Compensation Committee

        The Personnel and Compensation Committee consists of Messrs. W.G. Ouchi, J.E. Rohr and C.J. Queenan, Jr., with Mr. Queenan serving as Chairman. The Committee met three times and acted by unanimous written consent four times during 2001. Its principal functions include:

  •
  Making recommendations to the Board of Directors concerning general executive management organization matters.

  •
  Making recommendations to the Board of Directors concerning compensation and benefits for employees who are also our Directors, consulting with our Chief Executive Officer on compensation and benefit matters relating to other executive officers who are required to file reports under Section 16(a) of the Securities Exchange Act of 1934, as amended ("statutory insiders") and making recommendations to the Board of Directors concerning compensation policies and procedures relating to officers who are statutory insiders.

  •
  Making recommendations to the Board of Directors concerning policy matters relating to employee benefits and employee benefit plans.

  •
  Administering our formal incentive compensation plans.

Stock Incentive Award Subcommittee

        The members of the Stock Incentive Award Subcommittee are: Messrs. W.C. McClelland and W.G. Ouchi, with Mr. Ouchi serving as Chairman. The Subcommittee did not hold any meetings and acted one time by unanimous written consent during 2001.

        None of the Subcommittee members is an employee of the Company. Each member is a "non-employee Director" for the purposes of Rule 16b-3 of the Securities and Exchange Commission ("SEC") and an "outside Director" for the purposes of the compensation provisions of the Internal Revenue Code. See the "Report on Executive Compensation" in this proxy statement for further information.

        The Stock Incentive Award Subcommittee is responsible for administering and making awards under the Company's stock-based incentive compensation programs for officers, referred to as "statutory insiders," who are required to file reports under Section 16(a) of the Securities Exchange Act of 1934.

Audit and Finance Committee

        The Audit and Finance Committee consists of Messrs. W.C. McClelland, W.G. Ouchi and J.E. Rohr, with Mr. Rohr serving as Chairman. In the opinion of the Board of Directors of the Company, all current members of the Audit and Finance Committee are independent within the meaning of the listing standards of the New York Stock Exchange. The Board of Directors has adopted a written charter for the Audit and Finance Committee, a copy of which was furnished with the proxy statement for the 2001 Annual Meeting. The Committee met four times and acted one time by unanimous written consent during 2001. The principal audit functions of the Audit and Finance Committee are:

  •
  Making recommendations to the Board of Directors regarding the appointment of the independent auditors for the coming year.

  •
  Reviewing the general scope of the audit plan of the independent auditors and the internal audit function.

  •
  Reviewing with management and the independent auditors, upon completion of the annual audit, the financial statements and related reports for their adequacy and compliance with generally accepted accounting, reporting and disclosure standards.

  •
  Promoting quality in our financial reporting and accounting practices by maintaining regular and open channels of communication between the Board, the independent auditors, the internal audit function and management.

The principal finance functions of the Audit and Finance Committee include:

  •
  Reviewing and evaluating proposed bank credit agreements and other major financial proposals.

  •
  Reviewing and making recommendations to the Board of Directors concerning policies with respect to dividends and capital structure.

        The Audit and Finance Committee's duty is one of oversight as set forth in its Charter. It is not the duty of the Audit and Finance Committee to prepare the Company's consolidated financial statements, to plan or conduct audits, or to determine that the Company's consolidated financial statements are complete and accurate and are in accordance with generally accepted accounting principles. The

Company's management is responsible for preparing the Company's consolidated financial statements and for maintaining internal control. The independent auditors are responsible for auditing the consolidated financial statements and for expressing an opinion as to whether those audited consolidated financial statements fairly present the financial position, results of operations, and cash flows of the Company in conformity with generally accepted accounting principles in the United States.

REPORT OF THE AUDIT AND FINANCE COMMITTEE

        The Audit and Finance Committee has reviewed the Company's audited consolidated financial statements for the fiscal year ended December 31, 2001. In conjunction with its review, the Audit and Finance Committee has met with the management of the Company to discuss the audited consolidated financial statements. In addition, the Audit Committee has discussed with the Company's independent auditors, Ernst & Young LLP, the matters required pursuant to Statement on Auditing Standards No. 61 and has received written disclosures and the letter from Ernst & Young LLP required by Independence Standards Board Standard No. 1. The Audit and Finance Committee has also discussed with Ernst & Young LLP the independence of Ernst & Young LLP, and has also considered the compatibility of non-audit services with Ernst & Young's independence. Based upon this review and discussion, the Audit and Finance Committee recommended to the Board that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2001 for filing with the SEC.

                      THE AUDIT AND FINANCE COMMITTEE

                          James E. Rohr, Chairman
                          W. Craig McClelland
                          William G. Ouchi

INDEPENDENT AUDIT FIRM FEES

Audit Fees

        Fees for the year 2001 audit and the quarterly reviews including review of Forms 10-Q were $247,080, of which an aggregate amount of $162,080 was billed through December 31, 2001.

Financial Information Systems Design and Implementation Fees

        Ernst & Young LLP did not render any services related to financial information systems design and implementation for the year ended December 31, 2001.

All Other Fees

        Aggregate fees billed for all other services rendered by Ernst & Young LLP for the year ended December 31, 2001 were $117,543, consisting of $43,097 for audit-related services (e.g. audit of subsidiaries, providing consents for registration statements, etc.), $28,195 for tax-related services and $46,251 for all other services.

DIRECTOR COMPENSATION

        Members of the Board who are also employees of the Company do not receive any compensation for their services as Directors on our Board or its committees. Each Director of the Company who is not an employee of the Company receives an annual retainer fee of $20,000. The non-executive Chairman of our Board of Directors is paid an additional annual fee of $10,000. Each non-employee chair of a committee is paid an annual fee of $1,500. Directors are also paid $1,000 for each Board meeting and $1,000 for each committee meeting attended.

        The non-employee Directors also participate in the 1999 Non-Employee Director Stock Compensation Plan ("Director Plan"). The purpose of the Director Plan is to provide non-employee Directors with an increased personal interest in our performance.

        Under the Director Plan, each non-employee Director receives a one-time grant of an option to purchase 5,000 shares of our Common Stock and a one-time grant of 3,000 restricted shares of our Common Stock. The one-time option and restricted share grants were made at the later of June 27, 2000 or the date the non-employee Director first became a member of the Board, and the grants vest over a three year period. Each non-employee Director also receives an option to purchase 1,000 shares of our Common Stock at the conclusion of each annual meeting of our stockholders. If a non-employee Director first becomes a Director on a date other than an annual meeting date, an option covering 1,000 shares of our Common Stock will be granted to such non-employee Director on his or her first day of Board service. The purchase price of the Common Stock covered by these options is the fair market value of our Common Stock on the date the option is granted. The Director Plan also provides that each non-employee Director will receive at least 25 percent of the annual retainer fee in the form of our Common Stock. Each Director may elect to receive a greater percentage of that fee in Common Stock.

        During 2001, Messrs. Bozzone, McClelland, Ouchi, Queenan, Rohr and Cuneo each received, effective on the annual meeting date, an option to purchase 1,000 shares of our Common Stock. Mr. Cuneo also received, effective April 26, 2001, an option to purchase 5,000 shares of our Common Stock and a grant of 3,000 restricted shares of our Common Stock.

PROPOSAL TWO — RATIFICATION OF INDEPENDENT AUDITORS

        The Board of Directors, upon the recommendation of its Audit and Finance Committee, has appointed Ernst & Young LLP as independent auditors of the Company for its fiscal year 2002. Ernst & Young LLP was originally appointed to act as the Company's independent auditors in 1999, when the Company became an independent public company, and they served in such capacity during fiscal 1999, 2000 and 2001. Ernst & Young LLP is knowledgeable about the Company's operations and accounting practices as a result of past service as the independent auditors for ATI and the Board believes that the firm is well-qualified to act in the capacity of independent auditors.

        The proposal to ratify the selection of Ernst & Young LLP will be approved by the stockholders if it receives the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the proposal. If you sign and return your proxy card, your shares will be voted (unless you indicate to the contrary) to ratify the selection of Ernst & Young LLP as independent auditors for 2002. Broker non-votes will not be counted as being entitled to vote on the proposal and will not affect the outcome of the vote. If the stockholders do not ratify the selection of Ernst & Young LLP, the Board will reconsider the appointment of independent auditors.

        It is expected that representatives of Ernst & Young LLP will be present at the annual meeting, will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF THE SELECTION OF THE INDEPENDENT AUDITORS.

OTHER BUSINESS

        The Company knows of no business that may be presented for consideration at the meeting other than the two action items indicated in the Notice of Annual Meeting. If other matters are properly presented at the meeting, the persons designated as proxies in your proxy card may vote on such matters at their discretion.

STOCK OWNERSHIP INFORMATION

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934, as amended ("Exchange Act"), requires the Company's executive officers, Directors and persons who beneficially own more than 10 percent of a registered class of the Company's equity securities (collectively "Insiders"), to file with the SEC initial reports of ownership (Form 3) and reports of changes in ownership (Form 4 or Form 5) of Common Stock and other equity securities of the Company. These persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

        Based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required during the year ended December 31, 2001, the Company believes that its Insiders complied with all Section 16(a) filing requirements in a timely manner.

Security Ownership

        The following table sets forth the number of shares of our Common Stock beneficially owned, directly or indirectly, by each person known to us to own beneficially more than five percent of our outstanding Common Stock, each Director, each of the Company's Named Executive Officers and by our Directors and executive officers as a group, in each case based upon the beneficial ownership of such persons reported to us as of March 4, 2002, including shares as to which a right to acquire ownership exists within 60 days of March 4, 2002 (for example, through the exercise of stock options) within the meaning of Rule 13d-3(d)(1) under the Securities Exchange Act of 1934 unless otherwise indicated. Each person has sole voting and investment power with respect to the shares listed and each person's address is the address of the Company's corporate offices.

Beneficial Owner	Shares Owned	Shares Under Restricted Stock Plans(1)	Total Shares Beneficially Owned	Percent of Shares Outstanding As of March 4, 2002
Tennenbaum & Co., LLC(2) 11100 Santa Monica Blvd. Suite 210 Los Angeles, CA 90025	2,360,485	—	2,360,485	19.0%
Richard P. Simmons(3) Birchmere, Quaker Hollow Road Sewickley, PA 15143	859,190	—	859,190	6.9%
Singleton Group LLC(4) 335 North Maple Drive, Suite 177 Beverly Hills, CA 90210	699,981	—	699,981	5.6%
Michael P. Hoopis(5)	588,583	106,598	695,181	5.6%
Robert P. Bozzone(6)	308,770	2,000	310,770	2.5%
William G. Ouchi(7)	57,528	2,000	59,528	*
Charles J. Queenan, Jr.(8)	42,961	2,000	44,961	*
James E. Rohr(9)	34,689	2,000	36,689	*
W. Craig McClelland(10)	19,477	2,000	21,477	*
F. Peter Cuneo(11)	3,243	3,000	6,243	*
Robert J. Rasp(12)	180,690	57,108	237,798	1.9%
Robert A. Shortt(13)	167,232	63,466	230,698	1.9%
Victor C. Streufert(14)	164,262	58,428	222,690	1.8%
Richard Bisson(15)	102,015	38,412	140,427	1.1%
All Directors and executive officers as a group (13 persons)(16)	1,806,791	386,619	2,193,410	17.6%

*
Less than one percent of the outstanding shares.

(1)
Subject to forfeiture if established service and other forfeiture conditions are not met.
(2)
Based solely upon information set forth in Schedule 13D dated January 11, 2001 and filed with the SEC on January 12, 2001. The number listed represents shares of Common Stock beneficially owned by one or more members of a group consisting of Special Value Bond Fund, LLC, Special Value Bond Fund II, LLC, SVIM/MSM, LLC, SVIM/MSM II, LLC, Special Value Investment Management, LLC, Tennenbaum & Co., LLC and Michael E. Tennenbaum.
(3)
Based solely upon information set forth in Schedule 13G/A dated February 6, 2002 and filed with the SEC on February 6, 2002. Mr. Simmons disclaims beneficial ownership of 11,895 shares owned by the R. P. Simmons Family Foundation, a private charitable foundation to which Mr. Simmons serves as trustee.
(4)
Based solely upon information set forth in Schedule 13G dated April 19, 2000 and filed with the SEC on April 21, 2000. The number listed represents shares of Common Stock beneficially owned by one or more members of a group consisting of William W. Singleton, Caroline W. Singleton and Donald E. Rugg.
(5)
Includes 365,387 shares to which Mr. Hoopis has or will have the right to acquire within 60 days through the exercise of stock options.
(6)
Includes 121 shares of Company Common Stock held in Mr. Bozzone's account as a participant in the Teledyne, Inc. 401(k) plan, 12,000 shares owned by Mr. Bozzone's wife to which he disclaims beneficial ownership and 4,666 shares to which Mr. Bozzone has or will have the right to acquire within 60 days through the exercise of stock options.
(7)
Includes 50,000 shares of Common Stock owned by the William G. Ouchi Consultants, Inc. Money Purchase Pension Plan dated November 1, 1980, as to which Mr. Ouchi serves as a trustee, and 4,666 shares to which Mr. Ouchi has or will have the right to acquire within 60 days through the exercise of stock options.
(8)
Includes 2,705 shares owned by Mr. Queenan's wife to which he disclaims beneficial ownership and 4,666 shares to which Mr. Queenan has or will have the right to acquire within 60 days through the exercise of stock options.
(9)
Includes 4,666 shares to which Mr. Rohr has or will have the right to acquire within 60 days through the exercise of stock options.
(10)
Includes 4,666 shares to which Mr. McClelland has or will have the right to acquire within 60 days through the exercise of stock options.
(11)
Includes 2,666 shares to which Mr. Cuneo has or will have the right to acquire within 60 days through the exercise of stock options.
(12)
Includes 78,928 shares to which Mr. Rasp has or will have the right to acquire within 60 days through the exercise of stock options and 1,148 shares held by Mr. Rasp in the Company's 401(k) plan.
(13)
Includes 39,300 shares to which Mr. Shortt has or will have the right to acquire within 60 days through the exercise of stock options.
(14)
Includes 15,000 shares of Common Stock that are held by The Streufert Revocable Living Trust dated May 16, 1997, as to which Mr. Streufert serves as a trustee, and 32,406 shares to which Mr. Streufert has or will have the right to acquire within 60 days through the exercise of stock options.
(15)
Includes 25,190 shares to which Mr. Bisson has or will have the right to acquire within 60 days through the exercise of stock options.
(16)
Includes all Directors, Named Executive Officers and other executive officers as of March 4, 2002. Includes 38,126 shares which two additional executive officers, combined, have or will have the right to acquire within 60 days through the exercise of stock options. See also notes (1) and (5) through (15) above.

        The following Report on Executive Compensation and the performance graphs included elsewhere in this proxy statement do not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report or the performance graphs by reference therein.

REPORT ON EXECUTIVE COMPENSATION

        This report on executive compensation is furnished by the Personnel and Compensation Committee and the Stock Incentive Award Subcommittee of the Board of Directors (together referred to as the "Committee"). In some discussions of stock awards to the named officers in the Summary Compensation Table and other statutory insiders, the term "Committee" refers to the Stock Incentive Award Subcommittee.

Executive Compensation Principles

        For 2001, the following principles have guided the Committee in establishing executive compensation programs:

  •
  Total executive compensation will be competitive in the aggregate, using industry and market comparisons, including data supplied by Hewitt Associates, William M. Mercer and Watson Wyatt, nationally recognized executive compensation consulting firms, to gauge the competitive marketplace.

  •
  Total executive compensation will be performance oriented, with a substantial portion of total compensation tied to internal and external measures of the Company's performance. Superior performance will significantly increase total compensation opportunities.

  •
  The program will promote long-term careers with the Company and its subsidiaries.

Compensation Components

        As described in more detail below, the Committee has adopted policies and programs relating to base salaries, short-term incentives and long-term incentives intended to achieve the goals underlying the principles discussed above. For 2001, compensation consisted of the following components:

        Base salary for all management positions will be at the industry or market median for comparable positions unless there are sound reasons for significant variations. Judgment is the guiding factor in base salary determinations, as well as other compensation issues.

        Short-term incentives under the Annual Incentive Plan ("AIP") are designed to provide a competitive award, based on industry standards and achievement of predefined performance measures. Under the general provisions of the AIP, target awards range from 20 percent to 60 percent of the base salary and up to 200 percent of the target award could be paid in the case of significant over-achievement. The majority of the award is based on financial performance achievement, with a smaller portion tied to the achievement of pre-established individual goals.

        For 2001 and 2002, 60 percent of the annual incentive award for all participants is based on the achievement of predetermined levels of net income, 20 percent is based upon achievement of a predetermined return on average capital employed and 20 percent is tied to achievement of pre-established individual goals. The bonus column of the Summary Compensation Table contains the annual incentive award for 2001 for each of the Company's Named Executive Officers.

        Long-term incentives for 2001 consisted of the following three components:

        (1) Stock Options — Stock options are awarded periodically to select key employees. The amount of the award generally depends on the executive's salary and is at levels generally perceived to be competitive.

        (2) Performance Share Plan — The Performance Share Plan ("PSP") provides grants of stock options with performance-based vesting and other performance awards that can be earned if specified performance objectives are met over a multi-year cycle, which generally lasts three years. At the beginning of each cycle, the Committee selects the eligible participants and approves the performance objectives. For corporate and business segment executives, performance is generally measured at the Company level. The amount of the award opportunity depends on the executive's salary at the beginning of the award period, and consists of a stock option award and a cash award determined as a percentage of the executive's salary. For the three-year performance period that began on January 1, 2001 ("Current Performance Period"), the categories of participants include the President and Chief Executive Officer, all other executive officers and senior business segment executives. The Committee reserves the right to expand, before the beginning of the second quarter of any performance period, the number of positions eligible to participate. During the Current Performance Period, the financial target is based on the achievement of cumulative three-year earnings per share. The PSP stock option award is equal to the level of the annual stock option grant for each participant. The PSP cash award opportunity ranges from 20 percent to 60 percent, depending upon the participant's position and base salary at the end of the performance period, with a maximum incentive equal to 200 percent of the target cash award. If the financial target is met during the Current Performance Period, the PSP options will become fully vested on February 15 of the year following the three-year measurement period. If the financial target is not met during the Current Performance Period, the PSP awards will vest at the rate of one-third each year beginning on December 31, 2003.

        (3) Stock Acquisition and Retention Program — The Stock Acquisition and Retention Program ("SARP") is designed to encourage key executives to acquire and retain Common Stock.

        Under this program, certain key executives may purchase shares or designate already-owned shares of Common Stock that the Company matches with a grant of restricted Common Stock equal to 50 percent of the number of shares purchased or designated by the participant. The restricted shares will generally vest only if the participant holds the purchased or designated shares for five years. In addition, prior to the date that the restricted shares would otherwise vest, the restrictions will lapse if there is a change in control of the Company or the participant retires or dies.

        Under the terms of the Company's SARP, for 1999, participants could make a one-time purchase or designation of a number of shares having a market price equal to a maximum of two times the participant's base salary. Those executives who purchased shares under the SARP during 1999 were not eligible to make additional purchases under the SARP during 2000. Two senior executives that did not participate in the SARP during 1999 made purchases under the SARP during 2000 equal to one times their base salaries. During 2001, seven executive officers made purchases under the SARP equal to one times base salary. For 2002, eligible SARP participants may purchase or designate a number of shares having a market price equal to a maximum of the participant's base salary.

        The Company will loan a participant the funds to purchase shares under the program at an interest rate equal to the minimum rate necessary to avoid imputed interest income under the federal income tax rules. The purchased shares are pledged and held as security for these loans. If dividends are paid on the purchased and related restricted shares, they will be applied as loan payments. All purchases under the SARP to date have been made with loans from the Company pursuant to the terms of the SARP.

        For 2002, the Committee intends to continue to closely examine compensation programs of comparable businesses within the Company's industry segment, as well as other relevant market data from various industry sources, to determine whether the Company's current compensation plans are appropriate and further the best interests of the Company and its stockholders.

Compensation of Chief Executive Officer

        The 2001 base salary and incentive compensation of Michael P. Hoopis, President and Chief Executive Officer of the Company, was established by the Committee in accordance with the general compensation principles described above.

        Mr. Hoopis' base salary was $450,000 during all of 2001. The Committee did not consider an increase in Mr. Hoopis' salary in October 2001, his annual salary review date, due to a company-wide wage freeze implemented in April 2001. When Mr. Hoopis' salary was last reviewed in October 2000, the amount set was intended to provide Mr. Hoopis with a base salary that reflects his special level of responsibility and unique skills and is competitive with comparable companies.

        In addition to base salary, Mr. Hoopis' employment agreement provides for a $240,000 signing bonus, payable in three annual installments. The final installment of $80,000 was paid to Mr. Hoopis during 2001.

        For 2001, the target opportunity for Mr. Hoopis' annual incentive was set at 60 percent of his base salary. Under the AIP, this would be the amount of the award if the Company and Mr. Hoopis achieved 100 percent of the financial and individual performance objectives. On January 24, 2002, the Committee determined the annual incentive awards under the AIP for 2001. The Committee's review of Mr. Hoopis' performance included an analysis of the Company's performance against targeted levels of net income and return on capital employed and a comparison of Mr. Hoopis' performance against the performance standards previously established by the Committee. The Committee determined that Mr. Hoopis' actual award under the AIP would be $191,000. In determining the actual award, the Committee prorated the amount to reflect the Company's underachievement of targeted levels of net income and return on capital employed, and made a discretionary increase of $9,647, in accordance with the terms of the AIP. The Committee further determined that Mr. Hoopis had met his individual performance goals for 2001.

        Mr. Hoopis has been granted options to purchase Common Stock of the Company periodically during his tenure as President and CEO of the Company. Stock options are designed to provide long-term incentives consistent with industry and market comparisons. Mr. Hoopis also holds options to purchase 71,564 shares of Common Stock of the Company that were converted from options granted to him by ATI prior to the Company's spin-off from ATI. Mr. Hoopis' ATI-conversion options are fully vested at this time. On November 30, 1999, Mr. Hoopis received options to purchase 279,333 shares of Company Common Stock, the final 50 percent of which fully vested during 2001. In October 2000, Mr. Hoopis was granted an option to purchase 43,472 shares of Common Stock pursuant to the Company's PSP. Mr. Hoopis' PSP options vest in full on February 15, 2004 if the three-year financial target is met under the PSP, and vest at the rate of one-third per year commencing December 31, 2003 if the financial target is not met under the PSP. Mr. Hoopis received an option during October 2000 to purchase 43,472 shares of Company Common Stock and an option during October 2001 to purchase 43,472 shares of Company Common Stock, both grants being part of the Company's annual stock option grant to selected employees under the 1999 Incentive Plan. Mr. Hoopis' annual grant options vest at the rate of one-third per year commencing one year after the grant date.

        Mr. Hoopis participated in the Company's SARP during 1999, 2001 and 2002. In November 1999, he purchased 108,108 shares of Common Stock and received a corresponding restricted stock grant of 54,054 shares pursuant to the plan. In May 2001, Mr. Hoopis purchased 56,922 shares of Company Common Stock and received a corresponding restricted stock grant of 28,461 pursuant to the plan. In February 2002, Mr. Hoopis purchased 48,166 shares of Company Common Stock and received a corresponding restricted stock grant of 24,083 shares pursuant to the plan. All of Mr. Hoopis' purchases under the SARP were made through loans from the Company in accordance with the terms of the plan.

Deductibility of Executive Compensation

        Section 162(m) of the Internal Revenue Code ("Code") imposes limits on tax deductions for annual compensation paid to a chief executive officer and the four other most highly compensated officers unless the compensation qualifies as "performance-based" or is otherwise exempt under the law. The Company's 1999 Incentive Plan is intended to meet the deductibility requirements of the regulations promulgated under Section 162(m). However, the Committee may determine in any year that it would be in the best interests of the Company and its stockholders for awards to be paid that would not satisfy the requirements of Section 162(m) for deductibility.

Respectfully Submitted:

                      THE PERSONNEL AND COMPENSATION COMMITTEE

                          Charles J. Queenan, Jr., Chair
                          William G. Ouchi
                          James E. Rohr

                      THE STOCK INCENTIVE AWARD SUBCOMMITTEE

                          William G. Ouchi, Chair
                          W. Craig McClelland

Compensation Committee Interlocks and Insider Participation

        During 2001, Messrs. Queenan, Ouchi and Rohr were members of the Personnel and Compensation Committee and Messrs. Ouchi and McClelland were members of the Stock Incentive Award Subcommittee. No member of the Personnel and Compensation Committee or the Stock Incentive Award Subcommittee is or has been an officer or employee of the Company. In December 2000, Mr. Bozzone became the Chairman, Chief Executive Officer and President of ATI, the Company's former parent, and continued in such roles until May 2001, thereafter remaining as Chairman of ATI. Messrs. Queenan, McClelland and Ouchi are members of the Personnel and Compensation Committee of ATI and Messrs. McClelland and Ouchi are members of the Stock Incentive Award Subcommittee of ATI.

        Mr. Queenan serves as senior counsel to a law firm that provided services to the Company during 2001. The law firm does not compensate Mr. Queenan nor does he participate in its earnings or profits.

EXECUTIVE COMPENSATION

Summary Compensation Table

        Shown below is information concerning the annual and long-term compensation for the Chief Executive Officer of the Company and the other four most highly compensated executive officers ("Named Executive Officers") of the Company for the year ended December 31, 2001. The Company began operations independent of ATI on November 29, 1999. The table below sets forth all compensation paid to the Named Executive Officers by ATI from January 1, 1998 through November 29, 1999, prior to the spin-off, and sets forth all compensation paid to such executives by the Company from November 30, 1999 through December 31, 2001.

Long-Term Compensation
Annual Compensation
Restricted Stock Awards ($)(3)
Name and Principal Position(s)	Fiscal Year*	Salary($)	Bonus ($)(1)	Other Annual Compensation($)(2)			Securities Underlying Options(#)(4)	All Other Compensation($)(5)
Michael P. Hoopis President and Chief Executive Officer	2001 2000 1999	$450,008 429,546 397,436	$191,000 147,261 431,600		$104,237 101,642 90,580	$225,127 — 400,000	43,472 86,944 279,333	$72,746 352,340 155,120
Robert A. Shortt Executive Vice President — Sales, Marketing and Business Development	2001 2000 1999 (6 months)	$260,000 252,502 123,757	$75,000 65,000 110,250		$73,943 74,417 63,671	$130,073 — 245,000	24,151 48,302 62,500	$31,796 80,304 31,911
Victor C. Streufert Vice President, Finance and Chief Financial Officer	2001 2000 1999 (6 months)	$240,011 231,936 108,463	$85,000 60,000 101,250	$	— 39,217 29,092	$120,066 — 224,997	22,219 44,438 50,000	$26,287 8,783 1,849
Robert J. Rasp General Manager, Pool Products and Heating Systems	2001 2000 1999	$207,867 201,259 172,487	$70,000 50,000 127,507		— — —	$104,057 — 262,470	15,457 30,914 25,000	$28,553 7,191 1,000
Richard P. Bisson Vice President, Operations	2001 2000 1999 (6 months)	$201,406 196,365 93,783	$75,000 50,000 85,500	$	— 23,067 13,670	$100,750 — 189,995	19,321 38,642 37,500	$20,062 6,131 82,477

*
The Company is reporting compensation for fiscal years 1999, 2000 and 2001 in accordance with applicable regulations of the Securities and Exchange Commission.

(1)
The row for fiscal year 2001 reflects bonus for 2001 paid in 2002 by the Company. The row for fiscal year 2000 reflects bonus for 2000 paid in 2001 by the Company. The row for fiscal year 1999 reflects bonus for 1999 paid in 2000 by the Company.

(2)
Includes payment of the 2001, 2000 and 1999 installments required under the Company's employment contract, as amended, with each of Messrs. Hoopis and Shortt in the amount of $80,000 and $60,000, respectively. Includes payment of the 2000 and 1999 installments required under the Company's employment contract as amended, with each of Messrs. Streufert and Bisson in the amount of $25,000 and $10,000, respectively. Amounts for 2000 include auto allowances of $16,452 for Mr. Hoopis and $13,067 for each of Messrs. Shortt, Streufert and Bisson. Amounts for 2001 include auto allowances of $17,657 for Mr Hoopis and $13,943 for Mr. Shortt.

(3)
Represents the value of the awards using the closing market prices of $7.91 and $7.40 on the award dates of shares of restricted Company Common Stock awarded in 2001 and 1999, respectively, to the Named Executive Officers under the Company's stock acquisition and retention program ("SARP"). The program is described on page 12. On December 31, 2001, the number and value of the restricted stock awards using the closing market price of $8.69 of such shares (if unrestricted) held by the Named Executive Officers under the program was: Mr. Hoopis 82,515 shares ($717,057); Mr. Shortt 49,552 shares ($430,608); Mr. Streufert 45,584 shares ($396,126); Mr. Rasp 36,805 shares ($319,836); and Mr. Bisson 38,412 shares ($333,801). The Company does not intend to pay dividends on such restricted stock. With respect to Mr. Rasp, the amount in 1999 also represents the value of award using the closing market price on the award dates of ATI restricted shares awarded in 1999 to him under the ATI Stock Acquisition and Retention Program. Such shares were converted into shares of the Company's Common Stock in connection with the spin-off. ATI had paid dividends on the restricted shares owned by Mr. Rasp. On December 31, 2001, the value of the award using the closing market price of such shares (if unrestricted) that were originally awarded to Mr. Rasp in 1999 under the ATI Stock Acquisition and Retention Program was 7,246 shares ($62,968).

(4)
Reflects options granted under the Company's 1999 Incentive Plan. With respect to Messrs. Hoopis and Rasp, such amount does not include the conversion of options originally granted under the ATI Incentive Plan that were converted into economically equivalent options to purchase the Company's Common Stock in connection with the spin-off.

(5)
Includes Company basic and matching contributions under the Company's retirement plan (which includes a 401(k) plan feature) and deferred compensation plan for 2001 in the amount of $63,504 for Mr. Hoopis, $29,251 for Mr. Shortt, $23,824 for Mr. Streufert, $28,553 for Mr. Rasp, and $18,296 for Mr. Bisson. Includes relocation expenses of $338,489 and $155,120 for Mr. Hoopis in 2000 and 1999, respectively; $69,607 and $31,508 for Mr. Shortt in 2000 and 1999, respectively; and $82,477 for Mr. Bisson in 1999.

Stock Options

Option Grants in Last Fiscal Year

        The table below sets forth information with respect to stock options granted to the Named Executive Officers in 2001.

	Individual Grants
					Potential Realizable Value at Assumed Rates Of Stock Price Appreciation for Option Term(2)
		% of Total Options Granted to Employees In Fiscal Year
	Number of Securities Underlying Options Granted(1)
Name			Exercise of Base Price ($/Sh)	Expiration Date
					5%	10%
Michael P. Hoopis	43,472	15.31%	8.03	10/23/11	$220,000	$556,000
Robert A. Shortt	24,151	8.50%	8.03	10/23/11	122,000	309,000
Victor C. Streufert	22,219	7.82%	8.03	10/23/11	112,000	284,000
Robert J. Rasp	15,457	5.44%	8.03	10/23/11	78,000	198,000
Richard P. Bisson	19,321	6.80%	8.03	10/23/11	98,000	247,000

(1)
Reflects options granted during 2001 under the Company's 1999 Incentive Plan. The options vest in three equal annual installments beginning on October 23, 2002.

(2)
The assumed "potential realizable values" are mathematically derived from certain prescribed rates of stock price appreciation. The actual value of these option grants depends on the future performance of the Company's Common Stock and overall stock market conditions. There is no assurance that the values reflected in this table will be realized.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

        The table below sets forth information with respect to stock options exercised by the Named Executives Officers during the year ended December 31, 2001. In addition, it indicates the number and value of vested and unvested options held by the Named Executive Officers as of December 31, 2001.

			Number of Securities Underlying Unexercised Options at FY-End(#)	Value of Unexercised In-the-Money Options at FY-End($)(1)
Name	Shares Acquired On Exercise(#)	Value Realized($)
			(Exercisable/Unexercisable)	(Exercisable/Unexercisable)
Michael P. Hoopis	0	$0	365,387/115,926	$218,629/$63,470
Robert A. Shortt	0	0	39,300/ 95,653	28,510/ 58,699
Victor C. Streufert	0	0	32,406/ 84,251	23,416/ 51,190
Robert J. Rasp	0	0	78,928/ 53,719	38,795/ 31,942
Richard P. Bisson	0	0	25,190/ 70,273	18,120/ 42,272

(1)
The "value of unexercised in-the-money options" is calculated by subtracting the exercise price per share from $8.44, which was the average of the high and low sales prices of a share of the Company's Common Stock on the New York Stock Exchange on December 31, 2001.

Employment Contracts, Termination of Employment and Change in Control Arrangements

        Effective October 23, 2001, the Company entered into amended and restated employment agreements with each of its seven executive officers, including the Named Executive Officers. The amended and restated employment agreements superceded and replaced the employment agreements that existed prior to October 23, 2001 ("prior agreements") between the Company and each of the executive officers. The amended and restated employment agreements are in substantially the same form and have a rolling one year term which is automatically extended for one month at the end of each month during the term unless written notice is given by either party. The amended and restated employment agreements also contain severance benefits in the event of termination of the executive as a result of death, disability, termination by the Company without cause or termination by the executive for good reason, including in the event of a change in control, and certain other benefits including but not limited to certain welfare benefits, vacation, auto allowance and tax preparation and financial planning services. All terms, such as "good reason," "change in control" and "welfare benefits," are defined in the agreements.

        Mr. Hoopis has an employment agreement with the Company that provides for a base salary of $450,000, which may be increased in the discretion of the Personnel and Compensation Committee, and a target bonus under the Company's AIP of 60 percent of his base salary based on corporate and individual performance. The employment agreement has the following severance benefits: (i) in the event of termination as a result of death, two times base salary and two times target bonus (calculated as if 100 percent of all corporate and personal performance objectives were achieved), (ii) in the event of termination as a result of disability, two times base salary, two times target bonus (calculated as if 100 percent of all corporate and personal performance objectives were achieved) and continuation of welfare benefits for the remainder of the term of the agreement, and (iii) in the event of termination by the Company without cause or termination by Mr. Hoopis for good reason, other than change in control, two times base salary, two times target bonus (calculated as if 100 percent of all corporate and personal performance objectives were achieved) and continuation of welfare benefits for two years or until covered by comparable welfare benefits.

        Mr. Hoopis' employment agreement contains the following severance benefits in the event of termination by the Company without cause or resignation by Mr. Hoopis for good reason, either event occuring within two years after a change in control: three times base salary, three times target bonus (calculated as if 100 percent of all corporate and personal performance objectives were achieved), prorated bonus for the year of termination (calculated as if 120 percent of corporate and personal goals were achieved), prorated cash payment from the Company's PSP (calculated as if 120 percent of corporate and personal goals were achieved), vesting of all outstanding stock options, removal of restrictions on all restricted stock awards, vesting of any employer contribution to the non-qualified deferred compensation plan, outplacement services and continuation of welfare benefits for three years or until covered by comparable welfare benefits. In addition, Mr. Hoopis' employment agreement provides that the Company may defer payments that would exceed the cap under Section 162(m) of the Code, except in the event of termination for good reason within two years after a change in control. Mr. Hoopis' employment agreement also provides that any severance payments made shall be increased, if necessary, to eliminate the impact of any excise tax imposed under Section 4999 of the Code or special tax (not ordinary income tax) imposed by any state or local authority.

        Mr. Shortt has an employment agreement with the Company that provides for a base salary of $260,000 and a target bonus under the Company's AIP of 45 percent of his base salary. Mr. Streufert has an employment agreement with the Company that provides for a base salary of $240,000 and a target bonus under the Company's AIP of 45 percent of his base salary. Mr. Rasp has an employment agreement with the Company that provides for a base salary of $208,111 and a target bonus under the Company's AIP of 45 percent of his base salary. Mr. Bisson has an employment agreement with the Company that provides for a base salary of $201,400 and a target bonus under the Company's AIP of 45 percent of his base salary. All of the base salaries of the Named Executive Officers may be increased at the discretion of the Personnel and Compensation Committee. The employment agreements for Messrs. Shortt, Streufert, Rasp and Bisson all contain substantially identical provisions to Mr. Hoopis' employment agreement with respect to severance benefits and other terms, except that the amounts for payment of base pay and bonus and continuation of welfare benefits in the event of termination are one year less than the amounts provided in Mr. Hoopis' agreement.

        Each of the Named Executive Officers has stock option agreements relating to each stock option award and restricted stock award agreements relating to restricted stock awarded in connection with purchases under the Company's SARP. Under the terms of the stock option agreements and restricted stock award agreements, upon a change in control, as such term is defined in the agreements, all unvested stock options will vest and all restrictions will be removed from restricted stock.

COMPARATIVE STOCK PERFORMANCE

        The following performance graph compares the total stockholder return of an investment in the Company's Common Stock to that of the New York Stock Exchange Market Index and the Russell 2000 Index for the period commencing November 30, 1999, the date on which the Common Stock was first publicly traded, and ending on December 31, 2001. Due to the Company's diverse array of consumer products, no suitable peer group has been determined; accordingly, the Russell 2000 Index is included for comparison of issuers with the closest available market capitalizations to the Company. The graph assumes that the value of the investment in the Company's Common Stock was $100 on November 30, 1999, the first day of "regular way" trading of the Company's Common Stock, in each of the Company's stock, the New York Stock Exchange Market Index and the Russell 2000 Index and that all dividends were reinvested. No cash dividends have been paid or declared on the Company's Common Stock. The historical information set forth below is not necessarily indicative of future performance. The Company does not make or endorse any predictions as to future stock performance.

        In accordance with the rules of the Securities and Exchange Commission, this presentation is not incorporated by reference into any of the Company's registration statements under the Securities Act of 1933, as amended.

COMPARISON OF CUMULATIVE TOTAL RETURN
AMONG WATER PIK TECHNOLOGIES, INC.,
NYSE MARKET INDEX AND RUSSELL 2000 INDEX

ASSUMES $100 INVESTED ON NOVEMBER 30, 1999
ASSUMES DIVIDEND REINVESTMENT
FISCAL YEAR ENDED DECEMBER 31, 2001

CERTAIN TRANSACTIONS AND RELATIONSHIPS WITH THE COMPANY

        In connection with the spin-off, ATI and the Company entered into several agreements, some of which are described below and elsewhere in this Proxy Statement. At the time these agreements were negotiated and executed and during fiscal year 2001, certain of the Company's Directors and executive officers also served as Directors and executive officers of ATI.

        Separation and Distribution Agreement.    The Separation and Distribution Agreement provided for the principal corporate transactions required to effect the separation of our businesses from ATI, the spin-off and certain other matters governing the relationship among us following the spin-off. The agreement requires, among other things, that we complete an offering of our Common Stock and use the proceeds of such offering in compliance with the tax ruling, as amended, issued by the Internal Revenue Service in connection with the spin-off. We completed the required offering in January 2001. In addition, the Separation and Distribution Agreement provides that until the third Annual Meeting of our stockholders held following the spin-off, at least a majority of our directors will also be members of the Board of Directors of ATI. The agreement further provides that both ATI and the Company will each indemnify the other for liabilities arising from a breach of any of the agreements entered into in connection with the spin-off or the failure to pay or discharge the liabilities assumed by such party under the Separation and Distribution Agreement.

        Employee Benefits Agreement.    The Employee Benefit Agreement contains various agreements between ATI and us concerning employees, pension and employee benefit plans and other compensation arrangements for current and former employees of our business. It provides that we generally will be responsible for all compensation and employee benefits relating to our employees and that we will establish our own qualified and non-qualified retirement and equity compensation plans with arrangements that are similar to ATI's plans. However, it provides that we will not be required to establish or fund a defined benefit pension plan for our employees and that ATI will retain all liabilities relating to our employees under the ATI pension plan. In addition, it provides for the conversion of stock awards under certain ATI equity compensation plans, including options and restricted stock awards, into economically equivalent awards for our Common Stock. The agreement further provides for the termination of the ATI Performance Share Program and the payout of pro-rated awards, including shares of our Common Stock, by us to participants in the program who are our employees.

        Tax Sharing and Indemnification Agreement.    The Tax Sharing and Indemnification Agreement allocates certain tax liabilities and obligations between ATI and us. This agreement provides that we will indemnify ATI and its directors, officers, employees, agents and representatives for any taxes imposed on, or other amounts paid by, them, or ATI's stockholders, if we take actions or fail to take actions that result in the spin-off not qualifying as a tax-free distribution. For example, the Company has agreed that for a two-year period following the date of the spin-off: (i) we will continue to engage in the Water Pik Technologies business; (ii) we will continue to own and manage at least 50 percent of the assets which we own directly or indirectly immediately after the spin-off; and (iii) we will not, unless we obtain the written consent of ATI, engage in a number of specified transactions. Transactions subject to these restrictions will include issuance of Water Pik Technologies common stock (or certain derivatives of our stock) in amounts which represent 40 percent or more of the outstanding Water Pik Technologies common stock, issuance of instruments other than Water Pik Technologies common stock (or derivatives of our stock) constituting equity for U.S. federal tax purposes, certain redemptions and other acquisitions of capital stock or equity securities of Water Pik Technologies, or the merger, dissolution or liquidation of Water Pik Technologies.

        Kirkpatrick & Lockhart LLP.    The Company used the law firm of Kirkpatrick & Lockhart LLP to perform services for the Company during 2001. Charles J. Queenan, Jr., an incumbent member of the Company's Board of Directors, is Senior Counsel to that law firm. See "Compensation Committee Interlocks and Insider Participation" on page 14.

        PNC Bank, National Association.    James E. Rohr, an incumbent member of the Company's Board of Directors, is a Director and executive officer of PNC Bank Corp., an affiliate of PNC Bank, N.A. W. Craig McClelland, an incumbent member of the Company's Board of Directors, is also a Director of PNC Bank Corp. PNC Bank, N.A. is one of five lenders under the Company's $60,000,000 credit facility, having committed to lend up to $12,500,000 under the facility.

        Loans Under Stock Acquisition and Retention Program.    Under the terms of the Company's SARP, eligible participants may deliver a promissory note, payable to the Company, as payment for the purchase price of shares of Common Stock purchased under the program. Each note has a term of not more than 10 years and is secured by the shares of Common Stock being purchased with the note. Interest accrues on the notes at a rate, as determined on the applicable purchase date, equal to the then applicable federal rate but not lower than the minimum rate necessary to avoid imputed interest under applicable federal income tax laws. The rate used for the five November 1999 SARP loans was 6.29 percent. The rate used for the one February 2000 SARP loan was 6.66 percent. The rate used for the one May 2000 SARP loan was 6.11 percent. The rate used for the seven May 2001 SARP loans was 5.36 percent. The rate used for the four February 2002 SARP loans was 5.52 percent.

        In connection with the SARP, the following executive officers have delivered promissory notes to the Company: Michael P. Hoopis, Robert A. Shortt, Victor C. Streufert, Richard Bisson, Robert J. Rasp, Theresa Hope-Reese and Richard D. Tipton. In all cases, the promissory notes were incurred to pay the purchase price of Common Stock purchased under the SARP. The amount of indebtedness outstanding under the promissory notes as of February 28, 2002 were $1,699,987 for Mr. Hoopis; $1,009,977 for Mr. Shortt; $929,979 for Mr. Streufert, $581,382 for Mr. Bisson, $707,999 for Mr. Rasp, $381,085 for Ms. Hope-Reese and $370,796 for Mr. Tipton.

        Executive Officer Loan.    On December 3, 2001, the Company loaned $196,311 to Robert A. Shortt, an executive officer of the Company. The loan was intended to allow Mr. Shortt to refinance a promissory note owed by him to his former employer, CSK Auto Corporation. The interest rate on the promissory note is 4.99 percent. Payments are due monthly commencing December 1, 2004 and continuing for five years. The note is partially secured by 1,000 shares of CSK common stock owned by Mr. Shortt and 33,108 shares of restricted Company Common Stock owned by Mr. Shortt.

OTHER INFORMATION

Annual Report on Form 10-K

        COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K, WITHOUT EXHIBITS, CAN BE OBTAINED WITHOUT CHARGE FROM THE CORPORATE SECRETARY AT 23 CORPORATE PLAZA, SUITE 246, NEWPORT BEACH, CALIFORNIA 92660 OR (949) 719-3700.

Consents Regarding Delivery of Proxy Materials

        Any stockholders sharing an address and currently receiving multiple copies of our annual report and proxy statement may consent to the delivery of a single copy of each of those documents to that address by checking the appropriate box on the enclosed proxy card. That consent will not apply to any other documents, but will continue with respect to the consenting stockholder until revoked by that stockholder. Only one annual report and one proxy statement are being delivered to two or more of our stockholders who share an address and have consented to delivery in this manner unless we have received contrary instructions from one of more of those stockholders. If you are a stockholder at a shared address to which a single copy of each of these documents was delivered, you may request separate copies of the annual report and proxy statement or revoke your consent to the delivery of a single copy of these documents to your address by writing to our Corporate Secretary at 23 Corporate Plaza, Suite 246, Newport Beach, California 92660 or telephoning him at (949) 719-3700. We will promptly deliver the requested copies upon receipt of your request and, should you revoke your consent, we will begin sending individual copies of such documents to you within 30 days of that revocation.

        A stockholder may elect to receive future annual reports, proxy statements and related proxy materials over the Internet instead of receiving paper copies in the mail. If your shares are registered in your own name, you may consent to the future delivery of these documents via the Internet by marking the appropriate box on the enclosed proxy card. If your shares are held by a nominee holder, you should contact that nominee holder to inquire about the availability of Internet delivery of these documents. If you consent to Internet delivery of these documents, a notation will be made on your account and we will continue Internet delivery of these documents for all future annual meetings until you revoke your consent. When the annual report and proxy materials for future annual meetings become available, you will receive a notice instructing you on how to access these documents over the Internet. You may revoke your consent to Internet delivery or request paper copies of any of these documents without revoking your consent by sending a written request to our Corporate Secretary at 23 Corporate Plaza, Suite 246, Newport Beach, California 92660.

        We will provide any of our stockholders with a copy of our Annual Report on Form 10-K, without exhibits, free of charge upon our receipt of a request made in either manner described above.

2003 Annual Meeting and Stockholder Proposals

        Under Rule 14a-8 of the Securities and Exchange Commission, proposals of stockholders intended to be presented at the 2003 Annual Meeting of Stockholders must be received no later than November 22, 2002 (120 days before the first anniversary of mailing of proxy materials for the 2002 meeting) for inclusion in the proxy statement and proxy card for that meeting. In addition, the Company's certificate of incorporation provides that in order for nominations or other business to be properly brought before an annual meeting by a stockholder, whether or not the business is included in the proxy statement and proxy card for that meeting, the stockholder must give timely notice thereof in writing to the Corporate Secretary. To be timely, a stockholder's notice must be delivered to the Secretary not less than 75 days and not more than 90 days prior to the first anniversary of the preceding year's annual meeting which, in the case of the 2003 Annual Meeting of Stockholders, would be no earlier than January 25, 2003 and no later than February 9, 2003. If, however, the date of the 2003 Annual Meeting of Stockholders is advanced by more than 30 days or delayed by more than 60 days from such anniversary date, to be timely, notice by the stockholder must be so delivered not earlier than the 90th day prior to such annual meeting and not later than the later of the 60th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. The Company's certificate of incorporation also requires that such notice contain certain additional information. Copies of the certificate of incorporation can be obtained without charge from the Company's Corporate Secretary.

                      By order of the Board of Directors,

                      Richard D. Tipton
                       Secretary

March 21, 2002

PROXY

WATER PIK TECHNOLOGIES, INC.
23 Corporate Plaza, Suite 246, Newport Beach, California 92660
Proxy for Annual Meeting of Stockholders
On April 25, 2002
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Michael P. Hoopis and Richard D. Tipton, and each or either of them as proxies, each with the power to appoint his substitute. Further, the undersigned hereby authorizes any of the proxies to represent and to vote, as designated on the reverse side of this proxy card, all shares of the Common Stock, par value $.01 per share (the "Common Stock"), of Water Pik Technologies, Inc., which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held on April 25, 2002, commencing at 9:00 a.m., Pacific Daylight Time, at The Sutton Place Hotel, 4500 MacArthur Blvd., Newport Beach, California 92660, or any adjournment or postponement thereof as follows on the reverse side of this proxy card.

This proxy is solicited on behalf of the Board of Directors of Water Pik Technologies, Inc.

The Board of Directors recommend a vote "FOR" Proposals 1 and 2.

(PLEASE DATE AND SIGN ON REVERSE SIDE)

^ FOLD AND DETACH HERE ^

Please mark your votes as indicated in this example
☒

1.
The election of three Class III directors to serve for three-year terms ending in 2005

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, draw a line through such nominee's name.)

FOR ☐
All nominees listed at right (except as marked to the contrary below).

WITHHOLD ☐
Authority to vote for all nominees listed at right.

Nominees:	01 Robert P. Bozzone 02 W. Craig McClelland 03 F. Peter Cuneo
2.
The proposal to ratify the appointment of Ernst & Young LLP as independent public auditors for the Company for 2002.

FOR ☐        AGAINST ☐        ABSTAIN ☐

By checking the box to the right, I consent to receive future annual reports, proxy statements and related proxy materials electronically via the Internet. I understand that the Company may no longer distribute printed materials to me for any future stockholder meeting until such consent is revoked. I understand that I may revoke my consent at any time.

☐

I have the same address as another stockholder of this Company. Therefore, I consent to future delivery of a single annual report and proxy statement to the address to which this proxy card was delivered. I understand this consent will continue to be in effect until it is revoked and that it may be revoked at any time in accordance with the instructions set forth in the proxy statement delivered with this proxy card.

☐

In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDESIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 AND 2.

Signature(s) ___________________________________ Dated ________, 2002

Note: Please sign exactly as name or names appear hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized partner.

^ FOLD AND DETACH HERE ^

PROXY

CONFIDENTIAL VOTING INSTRUCTION CARD FOR THE 2002 ANNUAL MEETING
REQUESTED BY MELLON BANK, N.A., IN CONJUNCTION WITH A PROXY SOLICITATION ON BEHALF OF THE BOARD OF DIRECTORS OF WATER PIK TECHNOLOGIES, INC.

THE 401(k) PLAN
ALLEGHENY LUDLUM PERSONAL RETIREMENT AND 401(k) SAVINGS ACCOUNT PLAN
ALLEGHENY TECHNOLOGIES RETIREMENT SAVINGS PLAN
SAVINGS AND SECURITY PLAN OF THE LOCKPORT AND WATERBURY FACILITIES
THE 401(k) SAVINGS ACCOUNT PLAN OF ALLEGHENY LUDLUM CORPORATION
(WASHINGTON PLANT)

        The undersigned instructs Mellon Bank, N.A., as the Trustee of the above Plans, to vote the full number of shares of Common Stock allocated to the account of the undersigned under the Plans, at the Annual Meeting of Stockholders of Water Pik Technologies, Inc. on April 25, 2002, and at any adjournments thereof, upon the matters set forth on the reverse of this card, and, in its discretion, upon such other matters as may properly come before the meeting.

PLAN PARTICIPANTS MAY INSTRUCT THE TRUSTEE BY COMPLETING, DATING AND SIGNING THIS CARD AND RETURNING IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

^ FOLD AND DETACH HERE ^

THE 401(k) PLAN
ALLEGHENY LUDLUM PERSONAL RETIREMENT AND 401(k) SAVINGS ACCOUNT PLAN
ALLEGHENY TECHNOLOGIES RETIREMENT SAVINGS PLAN
SAVINGS AND SECURITY PLAN OF THE LOCKPORT AND WATERBURY FACILITIES
THE 401(k) SAVINGS ACCOUNT PLAN OF ALLEGHENY LUDLUM CORPORATION
(WASHINGTON PLANT)

As a Plan participant, you have the right to instruct Mellon Bank, N.A., as the Plan Trustee, how to vote the shares of Water Pik Technologies, Inc. Common Stock that are allocated to your Plan account and shown on the attached voting instruction card. The Trustee will hold your instructions in complete confidence except as may be necessary to meet legal requirements.

The Trustee must receive your voting instruction by April 22, 2002. If the Trustee does not receive your instructions by 5:00 p.m., EDT on April 22, 2002, the plan administrator may instruct the Trustee to vote your shares as the administrator directs.

You will receive a separate set of proxy solicitation materials for any shares of Common Stock you own other than your Plan shares. Your non-plan shares must be voted separately from your Plan shares.

Mellon Bank, N.A., makes no recommendation regarding any voting instruction.

Please mark your votes as indicated in this example
☒

1.
The election of three Class III directors to serve for three-year terms ending in 2005

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, draw a line through such nominee's name.)

FOR ☐
All nominees listed at right (except as marked to the contrary below).

WITHHOLD ☐
Authority to vote for all nominees listed at right.

Nominees:	01 Robert P. Bozzone 02 W. Craig McClelland 03 F. Peter Cuneo
2.
The proposal to ratify the appointment of Ernst & Young LLP as independent public auditors for the Company for 2002.

FOR ☐        AGAINST ☐        ABSTAIN ☐

By checking the box to the right, I consent to receive future annual reports, proxy statements and related proxy materials electronically via the Internet. I understand that the Company may no longer distribute printed materials to me for any future stockholder meeting until such consent is revoked. I understand that I may revoke my consent at any time.

☐

I have the same address as another stockholder of this Company. Therefore, I consent to future delivery of a single annual report and proxy statement to the address to which this proxy card was delivered. I understand this consent will continue to be in effect until it is revoked and that it may be revoked at any time in accordance with the instructions set forth in the proxy statement delivered with this proxy card.

☐

In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDESIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 AND 2.

Signature(s) ___________________________________ Dated ________, 2002

Note: Please sign exactly as name or names appear hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized partner.

^ FOLD AND DETACH HERE ^

PROXY

WATER PIK TECHNOLOGIES, INC.
23 Corporate Plaza, Suite 246, Newport Beach, California 92660
Proxy for Annual Meeting of Stockholders
On April 25, 2002
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Michael P. Hoopis and Richard D. Tipton, and each or either of them as proxies, each with the power to appoint his substitute. Further, the undersigned hereby authorizes any of the proxies to represent and to vote, as designated on the reverse side of this proxy card, all shares of the Common Stock, par value $.01 per share (the "Common Stock"), of Water Pik Technologies, Inc., which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held on April 25, 2002, commencing at 9:00 a.m., Pacific Daylight Time, at The Sutton Place Hotel, 4500 MacArthur Blvd., Newport Beach, California 92660, or any adjournment or postponement thereof as follows on the reverse side of this proxy card.

This proxy is solicited on behalf of the Board of Directors of Water Pik Technologies, Inc.

The Board of Directors recommend a vote "FOR" Proposals 1 and 2.

(PLEASE DATE AND SIGN ON REVERSE SIDE)

^ FOLD AND DETACH HERE ^

Please mark your votes as indicated in this example
☒

1.
The election of three Class III directors to serve for three-year terms ending in 2005

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, draw a line through such nominee's name.)

FOR ☐
All nominees listed at right (except as marked to the contrary below).

WITHHOLD ☐
Authority to vote for all nominees listed at right.

Nominees:	01 Robert P. Bozzone 02 W. Craig McClelland 03 F. Peter Cuneo
2.
The proposal to ratify the appointment of Ernst & Young LLP as independent public auditors for the Company for 2002.

FOR ☐        AGAINST ☐        ABSTAIN ☐

By checking the box to the right, I consent to receive future annual reports, proxy statements and related proxy materials electronically via the Internet. I understand that the Company may no longer distribute printed materials to me for any future stockholder meeting until such consent is revoked. I understand that I may revoke my consent at any time.

☐

I have the same address as another stockholder of this Company. Therefore, I consent to future delivery of a single annual report and proxy statement to the address to which this proxy card was delivered. I understand this consent will continue to be in effect until it is revoked and that it may be revoked at any time in accordance with the instructions set forth in the proxy statement delivered with this proxy card.

☐

In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDESIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 AND 2.

Signature(s) ___________________________________ Dated ________, 2002

Note: Please sign exactly as name or names appear hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized partner.

^ FOLD AND DETACH HERE ^

PROXY

WATER PIK TECHNOLOGIES, INC.
23 Corporate Plaza, Suite 246, Newport Beach, California 92660
Proxy for Annual Meeting of Stockholders
On April 25, 2002
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Michael P. Hoopis and Richard D. Tipton, and each or either of them as proxies, each with the power to appoint his substitute. Further, the undersigned hereby authorizes any of the proxies to represent and to vote, as designated on the reverse side of this proxy card, all shares of the Common Stock, par value $.01 per share (the "Common Stock"), of Water Pik Technologies, Inc., which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held on April 25, 2002, commencing at 9:00 a.m., Pacific Daylight Time, at The Sutton Place Hotel, 4500 MacArthur Blvd., Newport Beach, California 92660, or any adjournment or postponement thereof as follows on the reverse side of this proxy card.

This proxy is solicited on behalf of the Board of Directors of Water Pik Technologies, Inc.

The Board of Directors recommend a vote "FOR" Proposals 1 and 2.

(PLEASE DATE AND SIGN ON REVERSE SIDE)

^ FOLD AND DETACH HERE ^

Please mark your votes as indicated in this example
☒

1.
The election of three Class III directors to serve for three-year terms ending in 2005

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, draw a line through such nominee's name.)

FOR ☐
All nominees listed at right (except as marked to the contrary below).

WITHHOLD ☐
Authority to vote for all nominees listed at right.

Nominees:	01 Robert P. Bozzone 02 W. Craig McClelland 03 F. Peter Cuneo
2.
The proposal to ratify the appointment of Ernst & Young LLP as independent public auditors for the Company for 2002.

FOR ☐        AGAINST ☐        ABSTAIN ☐

By checking the box to the right, I consent to receive future annual reports, proxy statements and related proxy materials electronically via the Internet. I understand that the Company may no longer distribute printed materials to me for any future stockholder meeting until such consent is revoked. I understand that I may revoke my consent at any time.

☐

I have the same address as another stockholder of this Company. Therefore, I consent to future delivery of a single annual report and proxy statement to the address to which this proxy card was delivered. I understand this consent will continue to be in effect until it is revoked and that it may be revoked at any time in accordance with the instructions set forth in the proxy statement delivered with this proxy card.

☐

In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDESIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 AND 2.

Signature(s) ___________________________________ Dated ________, 2002

Note: Please sign exactly as name or names appear hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized partner.

^ FOLD AND DETACH HERE ^

QuickLinks

PROXY STATEMENT TABLE OF CONTENTS
PROXY STATEMENT FOR 2002 ANNUAL MEETING OF STOCKHOLDERS To Be Held April 25, 2002
PROXY SOLICITATION AND VOTING INFORMATION
BOARD COMPOSITION AND PRACTICES
PROPOSAL ONE — ELECTION OF DIRECTORS
COMMITTEES OF THE BOARD OF DIRECTORS
REPORT OF THE AUDIT AND FINANCE COMMITTEE
INDEPENDENT AUDIT FIRM FEES
DIRECTOR COMPENSATION
PROPOSAL TWO — RATIFICATION OF INDEPENDENT AUDITORS
OTHER BUSINESS
STOCK OWNERSHIP INFORMATION
REPORT ON EXECUTIVE COMPENSATION
EXECUTIVE COMPENSATION
COMPARATIVE STOCK PERFORMANCE
CERTAIN TRANSACTIONS AND RELATIONSHIPS WITH THE COMPANY
OTHER INFORMATION